SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.______)

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Money Market Obligations Trust

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Proxy Statement - Please Vote Today!
Federated Trust for U.S. Treasury Obligations
A Portfolio of Money Market Obligations Trust
TIME IS OF THE ESSENCE. VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP US AVOID ADDITIONAL EXPENSE.
Federated Trust for U.S. Treasury Obligations (the “Fund”), a portfolio of the Money Market Obligations Trust (the “Trust”), will hold a special meeting of shareholders of the Fund on June 5, 2015. Please refer to the enclosed Proxy Statement as well as the highlighted information below for details on the proposals. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanation will help you to decide on the issues.
Following is an introduction to the process and the proposals.
Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like the ones included in this Proxy Statement. You have a right to vote on these changes.
What are the proposals?
There are six proposals:
•	A revision of the Fund's fundamental investment limitation regarding lending to allow the Fund to purchase debt obligations, enter into repurchase agreements, lend its assets to brokers/dealers or institutional investors and invest in loans, including assignments and participation interest.
•	A revision of the Fund's fundamental investment limitation regarding investing in real estate to allow the Fund to invest in issuers that invest, deal, or otherwise engage in transactions in real estate or interests in real estate, or securities that are secured by real estate or interests in real estate.
•	A revision of the Fund's fundamental investment limitation regarding investing in commodities to clarify that the Fund may purchase securities of companies that deal in commodities.
•	An amendment to the Fund's fundamental policies to remove its fundamental investment limitation regarding pledging assets and maintain the same investment limitation, in its current form, as a non-fundamental investment limitation.
•	An amendment to the Fund's fundamental policies to remove its fundamental investment limitation regarding short selling and maintain the same investment limitation, in its current form, as a non-fundamental investment limitation.
•	An amendment to the Fund's fundamental policies to remove its fundamental investment limitation regarding purchases on margin and maintain the same investment limitation, in its current form, as a non-fundamental investment limitation.
Why are the Trustees recommending revisions or amendments to the Fund's fundamental investment limitations?
The Board of Trustees (the “Board”) believes that the adoption of these proposed revisions to the Fund's fundamental investment limitations regarding lending, investing in real estate, and investing in commodities are in the best interest of the Fund and its shareholders. The Board also believes that the adoption of these proposed amendments to the Fund's fundamental investment limitations regarding pledging assets, selling short, and purchases on margin, making them non-fundamental, are in the best interest of the Fund and its shareholders.
As part of its deliberation, the Board considered that Federated Investment Management Company (the “Adviser” or “Federated”) had reviewed both the Fund's fundamental investment limitations and those of other Federated money market funds and concluded that the proposed revisions would be in the best interest of the Fund and its shareholders because such changes (1) provide the fund with greater flexibility with respect to the matters covered by the fundamental investment limitations; and (2) will better align the Fund's fundamental investment limitations with those of other money market funds advised by Federated and will facilitate potential fund reorganizations in the future, including those reorganizations currently being considered by Federated to meet the needs of its clients and to comply with the recent amendments announced by the Securities and Exchange Commission (“SEC”) to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which governs money market funds.

How do I vote my shares?
There are several ways in which you can cast your vote:
•	Online – Use the web address on the ballot;
•	Telephone – Use the toll-free telephone number on the ballot;
•	Mail – Complete and return the ballot in the enclosed postage paid envelope; or
•	In Person at the June 5, 2015 meeting.
If you:
Sign and return the proxy card without indicating a preference, your vote will be cast “for” each of the proposals.
Do not respond at all, we may contact you by telephone to request that you cast your vote.
Whom do I call if I have questions about this Proxy Statement?
Please don't hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.
Thank you in advance for your vote!
After careful consideration, the Board of Trustees has unanimously approved all of the proposals.
The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposals.

FEDERATED TRUST FOR U.S. TREASURY OBLIGATIONS
A Portfolio of Money Market Obligations Trust
4000 Ericsson Drive,
Warrendale, PA 15086-7561
1-800-341-7400
FederatedInvestors.com
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 5, 2015
A Special Meeting of the shareholders of Federated Trust for U.S. Treasury Obligations (the “Fund”), a portfolio of Money Market Obligations Trust (the “Trust”), has been called and will be held at 4000 Ericsson Drive Warrendale, Pennsylvania at 10:00 a.m. (Eastern time) on June 5, 2015, for the following purposes:
1.	To approve or disapprove a revision to the Fund's fundamental investment limitation regarding lending;
2.	To approve or disapprove a revision to the Fund's fundamental investment limitation regarding investing in real estate;
3.	To approve or disapprove a revision to the Fund's fundamental investment limitation regarding investing in commodities;
4.	To approve or disapprove removing from the Fund's fundamental policies its fundamental investment limitation regarding pledging assets and maintaining the same investment limitation, in its current form, as a non-fundamental investment limitation;
5.	To approve or disapprove removing from the Fund's fundamental policies its fundamental investment limitation regarding selling short and maintaining the same investment limitation, in its current form, as a non-fundamental investment limitation; and
6.	To approve or disapprove removing from the Fund's fundamental policies its fundamental investment limitation regarding purchases on margin and maintaining the same investment limitation, in its current form, as a non-fundamental investment limitation.
Any such vote in FAVOR or AGAINST the proposals will authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST any such adjournment of the Special Meeting.
The Proxy Statement accompanying this notice contains more complete information regarding the matters to be acted upon at the Special Meeting.
The Board of Trustees has fixed April 20, 2015 as the record date for determination of shareholders entitled to vote at the Special Meeting.
By Order of the Board of Trustees,
John W. McGonigle
Secretary
April 20, 2015
YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING	1
SUMMARY	2
PROPOSAL 1 APPROVAL OF REVISION TO THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION REGARDING LENDING	3
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.	3
PROPOSAL 2 APPROVAL OF REVISION TO THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION REGARDING INVESTING IN REAL ESTATE	4
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.	4
PROPOSAL 3 APPROVAL OF REVISION TO THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION REGARDING INVESTING IN COMMODITIES	5
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3.	5
PROPOSAL 4 APPROVAL OF AMENDING THE FUND'S FUNDAMENTAL POLICIES TO REMOVE ITS FUNDAMENTAL INVESTMENT LIMITATION REGARDING PLEDGING ASSETS AND MAINTAINING THE SAME INVESTMENT LIMITATION, IN ITS CURRENT FORM, AS A NON-FUNDAMENTAL INVESTMENT LIMITATION	6
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 4.	6
PROPOSAL 5 APPROVAL OF AMENDING THE FUND'S FUNDAMENTAL POLCIES TO REMOVE ITS INVESTMENT LIMITATIONS REGARDING SHORT SELLING AND MAINTAINING THE SAME INVESTMENT LIMITATION, IN ITS CURRENT FORM, AS A NON-FUNDAMENTAL INVESTMENT LIMITATION	7
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 5.	7
PROPOSAL 6 APPROVAL OF AMENDING THE FUND'S FUNDAMENTAL POLICIES TO REMOVE ITS INVESTMENT LIMITATION REGARDING PURCHASES ON MARGIN AND MAINTAINING THE SAME INVESTMENT LIMITATIONS, IN ITS CURRENT FORM, AS A NON-FUNDAMENTAL INVESTMENT LIMITATION	8
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 6.	8
DISCRETION OF ATTORNEYS NAMED IN THE PROXY	11

PROXY STATEMENT
FEDERATED TRUST FOR U.S. TREASURY OBLIGATIONS
A Portfolio of Money Market Obligations Trust
4000 Ericsson Drive,
Warrendale, PA 15086-7561
1-800-341-7400
FederatedInvestors.com
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
The enclosed proxy is solicited on behalf of the Board of Trustees (“Board”) of Money Market Obligations Trust (the “Trust”), on behalf of its portfolio Federated Trust for U.S. Treasury Obligations (the “Fund”). The proxy will be voted at the special meeting of shareholders of the Fund to be held on June 5, 2015. The meeting will be held at 4000 Ericsson Drive Warrendale, Pennsylvania at 10:00 a.m. (Eastern time) (such special meeting and any adjournment or postponement thereof are referred to as the “Special Meeting”).
The Board unanimously approved the proposed changes to the Fund's fundamental investment limitations specified in the enclosed proxy. These changes are subject to shareholder approval. The purpose of the Special Meeting is set forth in the accompanying Notice. The Board unanimously recommends that you vote “FOR” the proposals to approve the revisions and amendments to the Fund's fundamental investment limitations. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about May 6, 2015 to shareholders of record at the close of business on April 20, 2015 (the “Record Date”). On the Record Date, the Fund had outstanding 198,016,450 shares of beneficial interest, each share being entitled to one vote and fractional shares having proportionate voting rights.
The Board is conducting the solicitation of proxies for use at the Special Meeting principally through the delivery by mail, e-mail or via the Internet, of this Proxy Statement and the accompanying proxy card. In addition to the solicitation through the mail, proxies may be solicited by officers, employees and agents of the Trust. In addition, Federated Shareholder Services Company, an affiliate of the Adviser, has entered into a contract with Broadridge Financial Solutions, Inc. 1981 Marcus Avenue, Lake Success, NY 11042 (“Broadridge”), pursuant to which Broadridge will provide certain project management, tabulation, telephone solicitation, and internet and telephonic voting services in addition to mailing the proxy statement. The estimated amount paid to Broadridge is $8,175.00 and the estimated aggregate fees paid to Broadridge (mailing, solicitation), and RR Donnelley (printing) in connection with the proxy process is estimated to be $9,205.00. Any telephone solicitations will follow required procedures designed to ensure accuracy and to prevent fraud, including identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. Based on the Fund's current fee waivers it is anticipated that the Adviser and its affiliates will ultimately bear the proxy costs. The Fund may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.
The Fund's most recent Prospectus and Statement of Additional Information, each dated September 30, 2014, the annual report, which includes audited financial statements for the fiscal year ended July 31, 2014, and the semi-annual report, which includes unaudited financial statements for the period ended January 31, 2015, were previously mailed to shareholders. If you have not received the reports, or would like to receive additional copies, free of charge, please write the Trust at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or call the Trust at 1-800-341-7400 or visit the Fund's website at the address above. The Trust is subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and in accordance therewith files reports and other information with the Securities and Exchange Commission (“SEC”). Reports, proxy and information statements, and other information filed by the Trust, on behalf of the Fund, also can be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates by contacting the SEC by email at publicinfor@sec.gov or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website (www.sec.gov).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on June 5, 2015: This Proxy Statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.
SUMMARY
The following is a summary of certain information contained elsewhere in this Proxy Statement. This summary is qualified in its entirety by reference to information contained elsewhere in this Proxy Statement or incorporated by reference into this Proxy Statement.
Purpose of the Meeting	The purpose of the meeting is to consider revisions to the Fund's fundamental investment limitations regarding lending, investing in real estate, and investing in commodities; and to consider removing from the Fund's fundamental policies its fundamental investment limitations regarding pledging assets, short selling, and purchases on margin, and instead maintaining the same investment limitations as non-fundamental investment limitations.
Required Vote	The favorable vote of a majority of the outstanding voting shares of the Fund is required to approve each of the proposals.Under both the Investment Company Act of 1940 and the Fund's Declaration of Trust, the favorable vote of a “majority of the outstanding voting shares” of the Fund means: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less.
How to Vote	Shareholders may vote via the Internet or by telephone by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Special Meeting. Shareholders can obtain directions to the meeting by calling the Trust at 1-800-341-7400.

Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires investment companies such as the Fund to adopt certain specific investment policies, including investment limitations, which can be changed only by a shareholder vote. An investment company may also elect to designate other investment policies, including investment limitations, which may be changed only by shareholder vote. Both types of investment policies are referred to herein as “fundamental investment limitations.” Each of the Proposals involves a revision or an amendment to certain of the Fund's fundamental investment limitations.
PROPOSAL 1
APPROVAL OF REVISION TO THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION REGARDING LENDING
Shareholders are being asked to approve a revision to the Fund's current fundamental investment limitation regarding lending. The Fund's fundamental investment limitation regarding lending currently states that:
The Fund will not lend any of its assets (except that it may purchase or hold U.S. Treasury obligations including repurchase agreements as permitted by its investment objective and policies).
It is being proposed that, upon approval by the Fund's shareholders, the Fund's fundamental investment limitation regarding lending will be replaced with the following:
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.
The Board believes that the adoption of this proposed revision to the Fund's fundamental investment limitation regarding lending is in the best interest of the Fund and its shareholders. As part of its deliberation, the Board considered that Federated had reviewed both the Fund's fundamental investment limitation regarding lending and those of other Federated money market funds and concluded that the proposed revision would be in the best interest of the Fund and its shareholders because such change (1) provides the fund with greater flexibility with respect to the matters covered by the fundamental investment limitation; and (2) will better align the Fund's fundamental investment limitations with those of other money market funds advised by Federated and will facilitate potential fund reorganizations in the future, including those reorganizations currently being considered by Federated to meet the needs of its clients and to comply with the recent amendments announced by the SEC to Rule 2a-7 under the 1940 Act, which governs money market funds.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.

PROPOSAL 2
APPROVAL OF REVISION TO THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION REGARDING INVESTING IN REAL ESTATE
Shareholders are being asked to approve a revision to the Fund's current fundamental investment limitation regarding investing in real estate. The Fund's fundamental investment limitation regarding investing in real estate currently states that:
The Fund will not purchase or sell real estate, including limited partnership interests.
It is being proposed that, upon approval by the Fund's shareholders, the Fund's fundamental investment limitation regarding investing in real estate will be replaced with the following:
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
The Board believes that the adoption of this proposed revision to the Fund's fundamental investment limitation regarding investing in real estate is in the best interest of the Fund and its shareholders. As part of its deliberation, the Board considered that Federated had reviewed both the Fund's fundamental investment limitation regarding investing in real estate and those of other Federated money market funds and concluded that the proposed revision would be in the best interest of the Fund and its shareholders because such change (1) provides the fund with greater flexibility with respect to the matters covered by the fundamental investment limitation; and (2) will better align the Fund's fundamental investment limitations with those of other money market funds advised by Federated and will facilitate potential fund reorganizations in the future, including those reorganizations currently being considered by Federated to meet the needs of its clients and to comply with the recent amendments announced by the SEC to Rule 2a-7 under the 1940 Act, which governs money market funds.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.

PROPOSAL 3
APPROVAL OF REVISION TO THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION REGARDING INVESTING IN COMMODITIES
Shareholders are being asked to approve a revision to the Fund's current fundamental investment limitation regarding investing in commodities. The Fund's fundamental investment limitation regarding investing in commodities currently states that:
The Fund will not purchase or sell commodities, commodity contracts or commodity futures contracts.
It is being proposed that, upon approval by the Fund's shareholders, the Fund's fundamental investment limitation regarding investing in commodities will be replaced with the following:
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.
This revision serves to clarify that the Fund, while still prohibited from purchasing or selling physical commodities, may purchase securities of companies that deal in commodities.
The Board believes that the adoption of this proposed revision to the Fund's fundamental investment limitation regarding investing in commodities is in the best interest of the Fund and its shareholders. As part of its deliberation, the Board considered that Federated had reviewed both the Fund's fundamental investment limitation regarding investing in commodities and those of other Federated money market funds and concluded that the proposed revision would be in the best interest of the Fund and its shareholders because such change (1) provides the fund with greater flexibility with respect to the matters covered by the fundamental investment limitation; and (2) will better align the Fund's fundamental investment limitations with those of other money market funds advised by Federated and will facilitate potential fund reorganizations in the future, including those reorganizations currently being considered by Federated to meet the needs of its clients and to comply with the recent amendments announced by the SEC to Rule 2a-7 under the 1940 Act, which governs money market funds.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3.

PROPOSAL 4
APPROVAL OF AMENDING THE FUND'S FUNDAMENTAL POLICIES TO REMOVE ITS FUNDAMENTAL INVESTMENT LIMITATION REGARDING PLEDGING ASSETS AND MAINTAINING THE SAME INVESTMENT LIMITATION, IN ITS CURRENT FORM, AS A NON-FUNDAMENTAL INVESTMENT LIMITATION
Shareholders are being asked to approve removing from the Fund's fundamental investment limitations its investment limitation regarding pledging assets. The Fund's fundamental investment limitation regarding pledging assets currently states that:
The Fund will not mortgage, pledge or hypothecate assets except as necessary to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of the total assets at the time of the pledge.
It is being proposed that, upon approval by the Fund's shareholders, the Fund's fundamental investment limitation regarding pledging assets will be removed. Upon removal, this investment limitation, in its current form, will become a “non-fundamental investment limitation” of the Fund. Non-fundamental investment limitations are changeable without shareholder approval. Shareholders will be notified before any material changes to non-fundamental investment limitations become effective.
The Board believes that the adoption of this proposed amendment to the Fund's fundamental investment limitation regarding pledging assets, changing to a non-fundamental investment limitation, is in the best interest of the Fund and its shareholders. As part of its deliberation, the Board considered that Federated had reviewed both the Fund's investment limitation regarding pledging assets and those of other Federated money market funds and concluded that the proposed revision would be in the best interest of the Fund and its shareholders because such change (1) provides the fund with greater flexibility with respect to the matters covered by the investment limitation; and (2) will better align the Fund's fundamental investment limitations with those of other money market funds advised by Federated and will facilitate potential fund reorganizations in the future, including those reorganizations currently being considered by Federated to meet the needs of its clients and to comply with the recent amendments announced by the SEC to Rule 2a-7 under the 1940 Act, which governs money market funds.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 4.

PROPOSAL 5
APPROVAL OF AMENDING THE FUND'S FUNDAMENTAL POLCIES TO REMOVE ITS INVESTMENT LIMITATIONS REGARDING SHORT SELLING AND MAINTAINING THE SAME INVESTMENT LIMITATION, IN ITS CURRENT FORM, AS A NON-FUNDAMENTAL INVESTMENT LIMITATION
Shareholders are being asked to approve removing from the Fund's fundamental investment limitations its investment limitation regarding short selling. The Fund's fundamental investment limitation regarding short selling currently states that:
The Fund will not sell any portfolio instruments short.
It is being proposed that, upon approval by the Fund's shareholders, the Fund's fundamental investment limitation regarding short selling will be removed. Upon removal, this investment limitation, in its current form, will become a “non-fundamental investment limitation” of the Fund. Non-fundamental investment limitations are changeable without shareholder approval. Shareholders will be notified before any material changes to non-fundamental investment limitations become effective.
The Board believes that the adoption of this proposed revision to the Fund's fundamental investment limitation regarding short selling, changing to a non-fundamental investment limitation is in the best interest of the Fund and its shareholders. As part of its deliberation, the Board considered that Federated had reviewed both the Fund's investment limitation regarding short selling and those of other Federated money market funds and concluded that the proposed revision would be in the best interest of the Fund and it shareholders because such change (1) provides the fund with greater flexibility with respect to the matters covered by the investment limitation; and (2) will better align the Fund's fundamental investment limitations with those of other money market funds advised by Federated and will facilitate potential fund reorganizations in the future, including those reorganizations currently being considered by Federated to meet the needs of its clients and to comply with the recent amendments announced by the SEC to Rule 2a-7 under the 1940 Act, which governs money market funds.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 5.

PROPOSAL 6
APPROVAL OF AMENDING THE FUND'S FUNDAMENTAL POLICIES TO REMOVE ITS INVESTMENT LIMITATION REGARDING PURCHASES ON MARGIN AND MAINTAINING THE SAME INVESTMENT LIMITATIONS, IN ITS CURRENT FORM, AS A NON-FUNDAMENTAL INVESTMENT LIMITATION
Shareholders are being asked to approve removing from the Fund's fundamental investment limitations its investment limitation regarding purchases on margin. The Fund's fundamental investment limitation regarding purchases on the margin currently states that:
The Fund will not purchase any portfolio instruments on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio instruments.
It is being proposed that, upon approval by the Fund's shareholders, the Fund's fundamental investment limitation regarding purchases on margin will be removed. Upon removal, this investment limitation, in its current form, will become a “non-fundamental investment limitation” of the Fund. Non-fundamental investment limitations are changeable without shareholder approval. Shareholders will be notified before any material changes to non-fundamental investment limitations become effective.
The Board believes that the adoption of this proposed revision to the Fund's fundamental investment limitation regarding purchases on margin, changing to a non-fundamental investment limitation is in the best interest of the Fund and its shareholders. As part of its deliberation, the Board considered that Federated had reviewed both the Fund's investment limitation regarding purchases on margin and those of other Federated money market funds and concluded that the proposed revision would be in the best interest of the Fund and its shareholders because such changes (1) provide the fund with greater flexibility with respect to the matters covered by the investment limitation; and (2) will better align the Fund's fundamental investment limitations with those of other money market funds advised by Federated and will facilitate potential fund reorganizations in the future, including those reorganizations currently being considered by Federated to meet the needs of its clients and to comply with the recent amendments announced by the SEC to Rule 2a-7 under the 1940 Act, which governs money market funds.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 6.
INFORMATION ABOUT THE TRUST
Proxies, Quorum and Voting at the Special Meeting
Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each Share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate voting rights. Shareholders may vote via the Internet, or by telephone, by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Special Meeting.
Any person given a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.
In order to hold the Special Meeting, a “quorum” of shareholders must be present. Holders of one-fourth of the total number of Shares of all series and classes entitled to vote at the meeting, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals. Under both the 1940 Act and the Fund's Declaration of Trust, the favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve each of the proposals.
For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of each of the proposals.

Adjournment
If a quorum is not present, persons present or named by proxy and entitled to vote may, by plurality, vote to adjourn the Special Meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given.
In the event that a quorum is present but sufficient votes in favor of any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to that proposal. All such adjournments will require a majority of the votes cast and entitled to vote thereon at the session of the Special Meeting to be adjourned. Any such vote in FAVOR or AGAINST the proposals will authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST any adjournment of the Special Meeting. Abstentions and broker non-votes are not counted as votes cast on the question of adjournment. A shareholder vote may be taken on other proposals in this proxy Statement prior to any such adjournment if sufficient votes have been received for approval.
Federated's Investment in the Fund
Federated Investors, Inc., or one of its subsidiaries will invest an initial minimum of at least $5 million in the Fund prior to the Record Date (the “Federated Investment”) to ensure that a quorum can be achieved for the Special Meeting and that 50% of outstanding voting shares will be present and available for a majority vote. Obtaining the required quorum and having a sufficient percentage of outstanding voting securities present to vote on the proposals without the Federated Investment may otherwise prove difficult given that a high percentage of the Fund is held by sweep platforms, which can make securing proxy votes for underlying shareholders difficult.
Federated currently expects (but will not be obligated) to redeem its investment after the Record Date pro rata based on the level of other Fund shareholder redemptions (subject to a $20 million minimum Fund asset level). Federated's management, however, for financial flexibility reasons, reserves the right to redeem Federated's investment in the Fund (other than on pro rata basis) at any time after the Record Date subject to Federated's fiduciary obligation to the Fund and its shareholders.
Federated will “shadow vote” the shares acquired through the Federated Investment. Shadow voting involves voting in proportion to the percentage of favorable and unfavorable votes cast by the Fund's other shareholders. Federated will shadow vote its shares immediately prior to the Special Meeting based on the percentage of favorable and unfavorable votes cast at that time. If the vote is not obtained, the Special Meeting will be adjourned until the required vote is achieved. If the Special Meeting can no longer be adjourned, Federated will take other actions with respect to the Fund.
Share Ownership in the Fund
On the Record Date, the Fund had outstanding, the following number of shares of beneficial interest, respectively, (the “Shares”), each Share being entitled to one vote and fractional shares having proportionate voting rights. The total outstanding Shares consist of:
Fund	Number of Outstanding Shares
Federated Trust for U.S. Treasury Obligations	198,016,450
Officers and Trustees of the Fund own less than 1% of the Fund's outstanding Shares.
At the close of business on the Record Date, the following persons owned (or held on behalf of their customers as beneficial owners), to the knowledge of management, more than 5% of the outstanding shares of the Fund:
Name and Address of Shareholder	Percentage of Fund Owned
Federated Investment Management Co., Pittsburgh, PA Naidot & Co., Woodbridge, NJ Band & Co, Milwaukee, WI Monticello Banking Company, Somerset, KY Wells Fargo Bank NA, Minneapolis, MN	35.45% 9.90% 5.91% 5.33% 5.49%
Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.
Federated Investment Management Co. is organized in the state of Delaware and is a subsidiary of FII Holdings, Inc. organized in the state of Delaware.

Address of Investment Adviser, Distributor, Administrator and Underwriter
The principal offices of the Adviser (Federated Investment Management Company), the Distributor (Federated Securities Corp.) and the Fund's administrator, Federated Administrative Services, is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222-3779. The principal office of State Street Bank and Trust Company, the Fund's custodian, transfer agent and dividend disbursing agent is P.O. Box 8600, Boston, Massachusetts 02266-8600.
Auditors
Ernst & Young LLP, an independent registered public accounting firm, serves as an independent accountant and auditor to the Fund. Ernst & Young LLP has no direct or indirect financial interest in the Trust, except for the fees it receives as an auditor and independent public accountant. No representative of Ernst & Young LLP is expected to be present at the Special Meeting.
Interests of Experts and Counsel
No expert or counsel named herein has a substantial interest in the Fund, the Adviser, Federated Securities Corp. (the Fund's distributor), Federated Administrative Services (the Fund's administrator), or any proposal contemplated by this Proxy Statement.
Shareholder Meetings and Shareholder Proposals
The Trust is not required, and does not intend to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Money Market Obligations Trust, Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, so that they are received within a reasonable time before any such meeting.
Delivery of Documents to Shareholders Sharing an Address
In an effort to reduce costs and avoid duplicate mailings, the Fund intends to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund resides (so-called “householding”), as permitted by applicable rules. The Fund's “householding” program covers its Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements.
Shareholders must give their written consent to participate in the “householding” program. The Fund is also permitted to treat a shareholder as having given consent (“implied consent”) if: (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box; (ii) the Fund gives notice of its intent to “household” at least sixty (60) days before it begins “householding”; and (iii) none of the shareholders in the household have notified the Fund or their agent of the desire to “opt out” of “householding.” Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of “householding” at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Fund at 1-800-341-7400. If you are a shareholder residing at an address to which one copy of the Proxy was delivered, you may request an additional copy of the Proxy Statement, which the Fund will deliver promptly upon request. You may request additional copies of this Proxy Statement by calling or writing the Fund at the phone number and address provided above.

DISCRETION OF ATTORNEYS NAMED IN THE PROXY
No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN
THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH
NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
By Order of the Trustees,
John W. McGonigle
Secretary
April 20, 2015

MONEY MARKET OBLIGATIONS TRUST
Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779
Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779
Administrator
FEDERATED ADMINISTRATIVE SERVICES
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
CUSIP 60934N799
Q452560 (5/15)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.

PROXY TABULATOR P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the Proxy Card below.

3) Sign and date the Proxy Card.

4) Return the Proxy Card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M88756-S31800

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends a vote FOR the following:

	FOR	AGAINST	ABSTAIN
Proposal 1. To approve or disapprove a revision of the Fund’s fundamental investment limitation regarding lending;
Proposal 2. To approve or disapprove a revision of the Fund’s fundamental investment limitation regarding investing in real estate;
Proposal 3. To approve or disapprove a revision of the Fund’s fundamental investment limitation regarding investing in commodities;
Proposal 4. To approve or disapprove removing from the Fund’s fundamental policies its fundamental investment limitation regarding pledging assets and maintaining the same investment limitation, in its current form, as a non-fundamental investment limitation;
Proposal 5. To approve or disapprove removing from the Fund’s fundamental policies its fundamental investment limitation regarding selling short and maintaining the same investment limitation, in its current form, as a non-fundamental investment limitation; and
Proposal 6. To approve or disapprove removing from the Fund’s fundamental policies its fundamental investment limitation regarding purchases on margin and maintaining the same investment limitation, in its current form, as a non-fundamental investment limitation.

YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

M88757-S31800

Federated Trust for U.S. Treasury Obligations

A portfolio of Money Market Obligations Trust

SPECIAL MEETING OF SHAREHOLDERS — June 5, 2015

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Trust for U.S. Treasury Obligations, a portfolio of Money Market Obligations Trust (the “Trust”), hereby revoking any proxy heretofore given, designate and appoint George Magera, Edward Bartley, Kary Moore, Maureen Ferguson, Sheryl McCall, Erin Dugan, as proxies to act at the Special Meeting of Shareholders (the “Special Meeting”) to be held on June 5, 2015 at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at 10:00 a.m. (Eastern Time), and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof and the attorneys named in this proxy will vote on such matters in their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL(S).